EXHIBIT 99.1
                                                                   ------------



                                                         [GRAPHIC OMITTED-LOGO]
                                                          EXL
                                                          SERVICE



February 22, 2007


Mr. Matthew Appel
5055 Shoreline Drive
Frisco, Texas 75034


Re: Employee Offer Letter

DEAR MATT:

We are pleased to offer you employment with ExlService Holdings, Inc. ("EXLSERVICE" or the "COMPANY") as a Vice President. You will be based in our New York office. You will report directly to Mr. Rohit Kapoor, our President, or such other person designated by ExlService.

Your annual salary ("BASE SALARY") will be US$375,000 (three hundred and seventy-five thousand dollars), payable as per the Company's payroll policies. Currently, our payroll periods end on the 15th and 30th of each month. Your start date of work as a full time employee with ExlService will be February 28, 2007 ("JOINING DATE"). You will become our Chief Financial Officer on the date immediately following the date on which the Company files with the Securities and Exchange Commission its annual report for the fiscal year ended December 31, 2006 on Form 10-K. Your employment will be at will. This offer is not to be considered a contract guaranteeing employment for any specific duration.

SEVERANCE: If the Company terminates your employment other than for "Cause" (defined below) or you resign for "Good Reason" (defined below), subject to the execution (and non-revocation during any applicable revocation period) of a mutually agreeable release of all employment-related claims against the Company and its subsidiaries and each of their employees, officers and directors (a "RELEASE"), you shall be entitled to (A) a severance payment equal to twelve
(12) months Base Salary then in effect, payable in accordance with the Company's regular payroll practices and (B) health and dental coverage until the earlier of the end of the severance period or the date on which you and your eligible dependents become covered under another employer's health and dental plans.

"CAUSE" shall mean (A) a final non-appealable conviction of, or a pleading of no contest to, (i) a crime of moral turpitude which causes serious economic injury or serious injury to the Company's reputation or (ii) a felony; or (B) fraud, embezzlement, gross negligence, self-dealing, dishonesty or other gross and willful misconduct which has caused serious and demonstrable injury to the Company; (C) material violation by you of any material Company policy; (D) willful and continuing failure to substantially perform your duties (other than for reason of physical or mental incapacity) which failure to perform continues beyond fifteen (15) days after a written demand for substantial improvement in your performance, identifying specifically and in detail the manner in which improvement is sought, is delivered to you by the Company; PROVIDED that a failure to achieve performance objectives shall not by itself constitute Cause and no act or failure to act by you shall be considered "willful" unless done or failed to be done by you in bad faith and without a reasonable belief that your actions or omission was in the best interest of the Company; (E) your failure to reasonably cooperate in an investigation involving the Company by any governmental authority; (F) your material, knowing and intentional failure to comply with applicable laws with respect to the execution of the Company's business operations, including, without limitation, a knowing and intentional failure to comply with the Prevention of Corruption Act of India, 1988, or the United States Foreign Corrupt Practices Act of 1977, as amended; PROVIDED, that, if all of the following conditions exist, there will be a presumption that you have acted in accordance with such applicable laws: you are following, in good faith, the written advice of counsel, such counsel having been approved by the Board of Directors of the Company as outside counsel to the Company for regulatory and compliance matters, in the form of a legal memorandum or a written legal opinion, and you have, in good faith, provided to such counsel all accurate and truthful facts necessary for such counsel to render such legal memorandum or written legal opinion; (G) your failure to follow the lawful directives of your supervisor which is not remedied within fifteen (15) days after your receipt of written notice from the Company specifying such failure; or (H) your use of alcohol or drugs which materially interferes with the performance of your duties.

CHANGE OF CONTROL:

In the event that (i) your employment with the Company is terminated without Cause (a) at any time following a Change in Control or (b) in specific contemplation of a Change in Control (as defined in the ExlService Holdings, Inc. 2006 Omnibus Award Plan) or (ii) you resign with "Good Reason" (as defined below) at any time following a Change of Control, you shall, upon and subject to your execution (and non-revocation during any applicable revocation period) of a mutually agreeable Release, be entitled, in addition to the severance specified above, to immediate full vesting as of the termination date of any portion of restricted stock or stock option which is unvested as of the termination date.

                                ExlService Inc.                               2
                          350 Park Avenue, 10th floor
                               New York NY 10022
                      Tel: 212-872 1417 Fax: 212-872 1524

"GOOD REASON" shall mean the occurrence, without your prior written consent, of any of the following events: (A) a substantial reduction of your duties or responsibilities or change in reporting relationship to anyone other than the Company's Board of Directors, Chief Executive Officer or President, (B) your job title as an officer of the Company is adversely changed, provided that if there is a Change of Control and you retain similar title and similar authority with the Company or any entity that acquires the Company (or any affiliate or subsidiary of such entity) following such Change of Control, the parties agree that any change in your title shall not constitute a significant reduction of your duties and authorities hereunder; (C) a reduction of your then Base Salary or annual cash bonus opportunity other than a proportionate reduction impacting all members of the Executive Committee of the Company; or (D) a breach by the Company of any material term of this offer letter, provided that, a termination by you with Good Reason shall be effective only if, within 30 days following your first becoming aware of the circumstances giving rise to Good Reason, you deliver a "Notice of Termination" for Good Reason by you to the Company, and the Company within 15 days following its receipt of such notification has failed to cure the circumstances giving rise to Good Reason; or (E) a change in the location where you are based by more than 30 miles following a Change in Control that is also more than 30 miles from your principal residence.

STOCK OPTIONS & RESTRICTED STOCK:

Employees of ExlService Holdings, Inc., its subsidiaries and affiliates (collectively, the "GROUP") are eligible to participate in the ExlService Holdings, Inc. 2006 Omnibus Award Plan (as amended). You will receive a grant of 100,000 stock options which will be granted on your first active day of work for the Company. The exercise price of the stock options will be the average of the highest and lowest sale prices of Company stock on the date prior to the date of grant. The stock options will become vested and exercisable over four years in accordance with the terms of a definitive award agreement which you will receive after you report for active work.

You will also receive 17,000 shares of Restricted Stock on your first day of active work with the Company. The shares of restricted stock will vest over four years in accordance with the terms of a definitive award agreement which you will receive after you report for active work.

BONUS:

You will be eligible to receive an annual cash bonus equal to 50% of your Base Salary, subject to achievement of the following objectives:

o 60% of your total bonus potential shall depend on the achievement of corporate revenue and EBIT targets set for each calendar year; and

o 40% of your total bonus potential shall depend on achievement of personal objectives set for each calendar year.

You may be eligible for a payment in excess of 50% of your Base Salary, if and to the extent targets/objectives are exceeded. The personal objectives will be

                                ExlService Inc.                               3
                          350 Park Avenue, 10th floor
                               New York NY 10022
                      Tel: 212-872 1417 Fax: 212-872 1524
mutually agreed upon with Mr. Rohit Kapoor within 30 days following your Joining Date. These objectives will likely include some or all of the following:

    1.   Build and lead a qualified and motivated global finance team;
    2. Develop and implement robust processes and procedures for the finance function;
    3. Secure compliance with all current rules and regulations pertaining to financial controls and reporting in countries where we operate with particular focus on SOX and SEC requirements.
    4. Collaborate and work closely with business operating leadership, including the CEO and President;
    5. Participation in, and contribution to, the executive leadership team's strategic planning process and deliverables; and,
    6. Effective engagement with and support for the board of directors, investors, and the broader investment community

Your annual bonus will be paid no later than the end of February following the end of the preceding calendar year. You must be employed on the date bonuses are paid for you to be eligible for receipt. While bonuses are normally pro-rated to the date of joining, you will be eligible for a full 2007 year bonus provided you achieve at least a 3 rating on the 5 point scale of ExlService's appraisal process.

You will also be eligible to receive an annual cash bonus for years after 2007; such bonus opportunities will be in each case be no less than 50% of your Base Salary in effect at that time, subject to any Company policies in effect from time to time which pertain to or limit compensation generally.

Signing Bonus: Subject to the next succeeding sentences, you will be paid a signing bonus of $30,000 (subject to applicable withholding taxes) within 60 days following your Joining Date. As per the policy of the Company, the signing bonus is subject to you remaining at least one year in the service of the Company following the Joining Date. Should you resign, or your services be terminated for Cause prior to completing one year (360 calendar days) in the Company, you will be required to refund this amount to Exl.

Annual performance reviews will be conducted to assess professional development opportunities as well as adjustment to your salary.

BENEFITS:

As an ExlService employee, you will be eligible to participate in the health, dental, vision, life insurance and disability plans of the Company. You will also be eligible to participate in the company's 401(k) plan, in accordance with its terms. You can save up to 13% of your eligible compensation (subject to IRS limits) through pre-tax payroll deduction. You will become eligible for this plan on the first day of the month following your Joining Date.

                                ExlService Inc.                               4
                          350 Park Avenue, 10th floor
                               New York NY 10022
                      Tel: 212-872 1417 Fax: 212-872 1524

RELOCATION:

ExlService will provide you with up to six months' rental reimbursement for a furnished corporate apartment in New York City, not to exceed $5,000 per month. EXL will also provide four round trip airfare tickets for spouse visits to assist in relocation and home selection.

If you elect to sell your home in Frisco, Texas within one year following your Joining Date, ExlService will reimburse reasonable seller costs associated with the sale of such home (maximum 3% real estate commission, plus other customary seller-paid expenses). EXL will also reimburse you for actual moving expenses incurred, as well as all reasonable and customary buyer/renter paid expenses associated with the purchase or rental of a home in the NYC area (maximum 1% loan origination fee, no discount points, other customary buyer-paid expenses associated with a standard mortgage application, not including any prepaid items such as taxes, insurance, etc.).

We will provide a one-time payment equal to up to 45% of any taxable relocation payments to help cover any income taxes you incur in connection with the relocation payments.

If you voluntarily leave the Company within the first 12 months following your Joining Date for any reason other than Good Reason, you will fully reimburse the Company 100% of the actual relocation expenses (excluding such amounts paid specifically as rental reimbursement for a furnished corporate apartment) and gross-up payments. If you leave the Company after twelve months for any reason other than Good Reason, but before twenty-four months following your Joining Date, you will reimburse the Company 50% of the actual relocation expenses (excluding such amounts paid specifically as rental reimbursement for a furnished corporate apartment) paid to you, and if you leave the Company after twenty-four months, no repayment is required.

VACATION AND SICK LEAVE:

You will be entitled to four weeks accrued vacation per calendar year and 3 personal choice days per calendar year prorated to your Joining Date. Please refer to your employment package for further details. Any unused vacation time at the end of the calendar year will be forfeited.

BUSINESS EXPENSES:

ExlService   will  pay  for  or  reimburse  you  for   authorized   and  proper
business-related expenses that you may incur in discharging your duties.

COVENANT NOT TO COMPETE:

You acknowledge that the services you are to render to the Company are of a special and unusual character, with a unique value to the Company, the loss of which cannot adequately be compensated by damages or an action at law. In view

                                ExlService Inc.                               5
                          350 Park Avenue, 10th floor
                               New York NY 10022
                      Tel: 212-872 1417 Fax: 212-872 1524
of the unique value to the Group of the services to be provided by you for which the Company has contracted hereunder, because of the confidential information to be obtained by, or disclosed to, you as herein above set forth, and as a material inducement to the Company to enter into this employment offer letter and to pay to you the compensation stated herein and any additional benefits stated herein, and other good and valuable consideration, you covenant and agree that during your employment and during the "Non-Competition Period," as defined below, you shall not, directly or indirectly, enter into the employment of, tender consulting or other services to, acquire any interest in (whether for your own account as an individual proprietor, or as a partner, associate, stockholder, officer, director, trustee or otherwise), or otherwise participate in any business that competes, directly or indirectly, with any member of the Group (i) in the same lines of business in the business process outsourcing industry that the members of the Group are engaged in at the time your employment is terminated, or if you are an employee of any member of the Group, at the time you are accused of being in competition with any of the Group pursuant to this employment offer letter; (ii) in the provision of the business processes provided by the Group at the time your employment is terminated, or if you are an employee of any member of the Group, at the time you are accused of being in competition with any member of the Group pursuant to this employment offer letter; (iii) in the provision of business processes that any of the Group has taken substantial steps to provide to customers at the time your employment is terminated, or if you are an employee of any of the Group, at the time you are accused of being in competition with any of the Group pursuant to this employment offer letter; or (iv) in the provision of business processes that any of the Group are in the process of marketing to existing or potential clients that any of the Group are taking measures to retain as clients of the Group, at the time your employment is terminated, or if you are an employee of any of the Group, at the time you are accused of being in competition with any of the Group pursuant to this employment offer letter, during your employment with the Group. You and the Company acknowledge that clauses (ii), (iii) and (iv) in the immediately preceding sentence shall not be deemed or interpreted to narrow or otherwise limit the scope of clause
(i) of such sentence. For purposes of this employment offer letter, the "Non-Competition Period" shall be the one year period following your termination of employment for any reason.

Notwithstanding the foregoing, nothing in this employment offer letter shall prevent (A) the purchase or ownership by you of up to two percent (2%) in the aggregate of any class of securities of any entity if such securities (i) are listed on a national securities exchange or (ii) are registered under Section 12(g) of the Exchange Act; or (B) the direct or indirect ownership of securities of a private company, PROVIDED that, you are only a passive investor in such company (having no role, duty or responsibility whatsoever in the management, operations or direction of such company) and own no more than five percent (5%) in the aggregate of any securities of such company. If your employment with the Company is terminated for any reason, and after such termination you wish to take any action, including without limitation, taking a position with another company, which action could potentially be deemed a violation of this employment offer letter, you shall have the right, after providing the Board with all relevant information, to request a consent to such action from the Board which consent shall not be unreasonably withheld.

                                ExlService Inc.                               6
                          350 Park Avenue, 10th floor
                               New York NY 10022
                      Tel: 212-872 1417 Fax: 212-872 1524

The Board shall respond to your request by granting or denying such consent within not more than 30 calendar days from the date the Company receives written notice of such request from you. If you disagree with the Board's decision relating to the consent, then a third-party arbitrator (the "Arbitrator") shall be appointed within five (5) days of the date you notify the Company of your disagreement, and the third party Arbitrator shall be instructed to make a determination with respect to whether your action would constitute a legally valid and enforceable violation of this employment offer letter within not more than thirty (30) days following his appointment and such determination shall be binding on all of the parties hereto. The cost of the Arbitrator shall be borne by the Company; PROVIDED, HOWEVER, if the Arbitrator's determination is inconsistent with your position, then the cost of the Arbitrator shall be borne by you.

CONFIDENTIAL INFORMATION:

PROTECTION OF CONFIDENTIAL INFORMATION. You acknowledge that the Group has a legitimate and continuing proprietary interest in the protection of their confidential information and that they have invested substantial sums and will continue to invest substantial sums to develop, maintain and protect such confidential information. During your employment with the Group and at all times thereafter, you shall not, except with the written consent of the Company or in connection with carrying out your duties or responsibilities hereunder, furnish or make accessible to anyone or use for your own benefit any trade secrets, confidential or proprietary information of any member of the Group, including their business plans, marketing plans, strategies, systems, programs, methods, employee lists, computer programs, insurance profiles and client lists; PROVIDED, HOWEVER, that such protected information shall not include either information required to be disclosed under law or pursuant to an order of a court, governmental agency, arbitration panel or other person or body with apparent jurisdiction or information known to the public or otherwise in the public domain without violation by you of this employment offer letter.

PROPERTY OF THE COMPANY. All memoranda, notes, lists, records and other documents or papers (and all copies thereof) relating to the Group, whether written or stored on electronic media, made or compiled by or on behalf of you in the course of your employment, or made available to you in the course of your employment, relating to any of the Group, or to any entity which may hereafter become an affiliate thereof, but excluding your personal effects, rolodexes and similar items, shall be the property of the Company, and shall, except as otherwise agreed by the Company, be delivered to the Company promptly upon the Termination of your employment with the Company or at any other time upon request.

NON-DISPARAGEMENT; NON-SOLICIT:

During your employment with the Group and for a period of one (1) year thereafter you shall make no unfavorable, disparaging or negative comment, remark or statement, whether written or oral (a "DISPARAGING STATEMENT"), about the Company or any of its affiliates, officers, directors, shareholders, consultants, or employees; provided that you may give truthful testimony before a court, governmental agency, arbitration panel, or similar person or body with

                                ExlService Inc.                               7
                          350 Park Avenue, 10th floor
                               New York NY 10022
                      Tel: 212-872 1417 Fax: 212-872 1524
apparent jurisdiction and may discuss such matters in confidence with your attorney(s) and other professional advisors. During the foregoing period, the Company and its officers and directors (acting in their capacity as officers and directors of the Company) shall make no disparaging statement about you; PROVIDED that any officer or director may give truthful testimony before a court, governmental agency, arbitration panel, or similar person or body with apparent jurisdiction and may discuss such matters in confidence with their or the Company's attorney(s) and other professional advisors.

For one year following termination of your employment (i) you may not solicit, encourage, or induce or attempt to solicit, encourage, or induce any (A) current employee, marketing agent, or consultant of any of the Group to terminate his or her employment, agency, or consultancy with any member of the Group or any (B) prospective employee with whom the Company has had discussions or negotiations within six months prior to your termination of employment not to establish a relationship with any of the Group, (ii) induce or attempt to induce any current customer to terminate its relationship with any of the Group or (iii) induce any potential customer with whom the Company has had discussions or negotiations within six months prior to your termination of employment not to establish a relationship with any of the Group.

You shall use your best efforts to perform faithfully, efficiently and in compliance with the established policies and procedures and the responsibilities and duties assigned to you. You shall always act in the best interests of the Group.

OUTSIDE EMPLOYMENT:

Your position with ExlService is a full time responsibility requiring your full loyalty and dedication. So that you can do your best, we ask that you do not work for another employer while still employed with ExlService. Furthermore, ExlService prohibits its employees from working for or investing money in any competitor of ExlService or conducting their own business in competition with ExlService, whether during ExlService working hours or after ExlService work hours.

409A:

If, after the date hereof, the Company or you shall reasonably conclude that the deferral or payment of all or any portion of any amounts due hereunder may cause the application of accelerated or additional taxes under Section 409A of the Internal Revenue Code of 1986, as amended, and any applicable regulatory guidance promulgated thereunder ("409A"), the Company and you shall expeditiously attempt to restructure such payments in a mutually acceptable manner to as nearly as possible conform to the commercial terms set forth in this employment offer letter, but so as to minimize the application of any such accelerated or additional taxes on such payments.

MISCELLANEOUS:

You represent and warrant to the Company that neither the execution, delivery and performance of this letter agreement and the non-disclosure and non-compete

                                ExlService Inc.                               8
                          350 Park Avenue, 10th floor
                               New York NY 10022
                      Tel: 212-872 1417 Fax: 212-872 1524
agreement nor the performance of your duties to the Company or any Group company violates or will violate the provisions of any other agreement to which you are a party or by which you are bound.

Please contact Rohit Kapoor if you are unsure as to whether any work you perform is in competition with ExlService. Furthermore, should you need to engage in any outside business activity, you would need to get written approval from Rohit.

You have been provided with information regarding the Company's policies and general employment conditions. To fulfill federal identification requirements, you should bring documentation to support your identity and eligibility to work in the United States. Please contact ExlService's HR Administrator for specifics.

Matt, we hope this job offer demonstrates our commitment to create a flexible and successful partnership that works for both of us. The job deserves and requires total commitment from you. We are confident that with you on the team we can reach great heights, both now and in the future.

This letter agreement may be executed and delivered via facsimile in two or more counterparts, each of which is deemed to be an original, but both of which taken together shall constitute one and the same agreement.

To indicate your acceptance of the Company's offer, please sign and date this letter in the space provided below, and return it to us.


Regards,


/s/ Rohit Kapoor                              /s/ Vikram Talwar
-------------------                           ----------------------
Rohit Kapoor                                  Vikram Talwar
President                                     Vice Chairman & CEO



Accepted and agreed:

/s/ Matthew Appel
-----------------------
Matthew Appel

Date: February 22, 2007




                                ExlService Inc.                               9
                          350 Park Avenue, 10th floor
                               New York NY 10022
                      Tel: 212-872 1417 Fax: 212-872 1524